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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 29, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-16455                  76-0655566
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


            1000 MAIN STREET
             HOUSTON, TEXAS                                           77002
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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In this Form 8-K, and in the Exhibit included as part of the Form 8-K, "Reliant
Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

We refer to Reliant Resources, Inc.'s press release dated December 29, 2003, a copy of which is filed as Exhibit 99.1 to this Form 8-K, regarding the execution of Amendment No. 2 dated as of December 29, 2003 to our Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003, a copy of which is filed as Exhibit 99.2 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press Release issued by Reliant Resources, Inc. dated December 29, 2003.

                  99.2 Amendment No. 2 dated as of December 29, 2003 to the Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003, as amended by Amendment No. 1 dated as of June 16, 2003 among Reliant Resources, Inc., as a Borrower and a Guarantor, the other credit parties referred to therein, as Borrowers and/or Guarantors, the lenders referred to therein, Bank of America, N.A., as Administrative Agent, as Collateral Agent and as an Issuing Bank, Barclays Bank PLC and Deutsche Bank AG, New York Branch, as Syndication Agents, Citicorp USA, Inc., as Tranche A Agent and Citibank, N.A., as Tranche A Collateral Agent.

                 *99.3 Amendment No. 1 dated as of June 16, 2003 to the Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003, among Reliant Resources, Inc., as a Borrower and a Guarantor, the other credit parties referred to therein, as Borrowers and/or Guarantors, the lenders referred to therein, Bank of America, N.A., as Administrative Agent, as Collateral Agent and as an Issuing Bank, Barclays Bank PLC and Deutsche Bank AG, New York Branch, as Syndication Agents, Citicorp USA, Inc., as Tranche A Agent and Citibank, N.A., as Tranche A Collateral Agent.


* Previously filed as exhibit no. 10.43 to Reliant Resources, Inc.'s Registration Statement on Form S-4, dated July 24, 2003, file no. 333-107297 and incorporated by reference herein.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RELIANT RESOURCES, INC.
                                           (Registrant)



Date: December 29, 2003               By: /s/ Michael Jines
                                         ---------------------------------------
                                          Michael Jines
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary

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                                  EXHIBIT INDEX


Exhibit
Number      Exhibit Description
-------     -------------------
99.1        Press Release issued by Reliant Resources, Inc. on December 29,
            2003.

99.2 Amendment No. 2 dated as of December 29, 2003 to the Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003, as amended by Amendment No. 1 dated as of June 16, 2003 among Reliant Resources, Inc., as a Borrower and a Guarantor, the other credit parties referred to therein, as Borrowers and/or Guarantors, the lenders referred to therein, Bank of America, N.A., as Administrative Agent, as Collateral Agent and as an Issuing Bank, Barclays Bank PLC and Deutsche Bank AG, New York Branch, as Syndication Agents, Citicorp USA, Inc., as Tranche A Agent and Citibank, N.A., as Tranche A Collateral Agent.

*99.3 Amendment No. 1 dated as of June 16, 2003 to the Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003, among Reliant Resources, Inc., as a Borrower and a Guarantor, the other credit parties referred to therein, as Borrowers and/or Guarantors, the lenders referred to therein, Bank of America, N.A., as Administrative Agent, as Collateral Agent and as an Issuing Bank, Barclays Bank PLC and Deutsche Bank AG, New York Branch, as Syndication Agents, Citicorp USA, Inc., as Tranche A Agent and Citibank, N.A., as Tranche A Collateral Agent.


* Previously filed as exhibit no. 10.43 to Reliant Resources, Inc.'s Registration Statement on Form S-4, dated July 24, 2003, file no. 333-107297 and incorporated by reference herein.